UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2026
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STRIVE, INC.
(Exact name of Registrant as Specified in Its Charter)
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Nevada	001-41612	88-1293236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct., Suite 1400, Dallas, Texas 75201
(Address of principal executive offices and zip code)
Registrant’s Telephone Number, Including Area Code: (855) 427-7360
(Former Name or Former Address, if Changed Since Last Report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC
Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share	SATA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On May 14, 2026, Strive, Inc. (the “Company” or "Strive") issued a press release announcing the Company’s financial results for the quarter ended March 31, 2026. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information disclosed pursuant to Item 2.02 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
On May 14, 2026, Strive announced the following business updates:
Change to Daily Dividend Payments on Variable Rate Series A Perpetual Preferred Stock
On May 13, 2026, the Company filed an Amended and Restated Certificate of Designation with the Nevada Secretary of State (the "Amended and Restated SATA Certificate of Designation"), which amended and restated the Certificate of Designation originally filed on November 10, 2025, as amended by that certain Certificate of Amendment to the Certificate of Designation filed on December 9, 2025 (as amended, the "Original Certificate of Designation"), and which established the amended and restated terms of its Variable Rate Series A Perpetual Preferred Stock (the "SATA Stock"). Pursuant to the Amended and Restated SATA Certificate of Designation, the frequency of regular dividend payments on SATA Stock shall be changed from a monthly basis to a per-Business Day (as defined in the Amended and Restated Certificate of Designation) basis. Daily dividends will begin on June 16, 2026 and be paid if and when declared by the board of directors of the Company. Following the dividend period from June 16, 2026 through June 30, 2026, dividends, if and when declared, will be declared monthly for each Business Day within the following month's Monthly Dividend Period (as defined in the Amended and Restated Certificate of Designation).
Digital asset, STRC Stock, and cash and cash equivalents update
During the period from April 1, 2026 to May 12, 2026, the Company purchased 1,381 bitcoin at an average price of approximately $76,524 per bitcoin, inclusive of fees and expenses. As of May 12, 2026, the Company held $87.6 million of cash and cash equivalents and held STRC Stock with a fair value of $50.5 million. The Company's bitcoin treasury totaled 15,009 bitcoin as of May 12, 2026.
Debt update
During the period from April 1, 2026 to May 12, 2026, the Company repurchased the remaining balance of long-term notes payable, at fair value. As of May 12, 2026, the Company has no short or long-term debt outstanding.
Capital stock update
As of May 12, 2026, the Company had 63,211,995 and 9,870,636 shares of Class A common stock and Class B common stock outstanding, respectively, and 4,959,536 shares of SATA Stock outstanding.
Dividend Rate on SATA Stock
Strive announced that its board of directors maintained the regular dividend rate per annum on the Company’s SATA Stock at 13.00%, effective for monthly periods commencing on or after May 16, 2026.
Cash Dividend Declaration
Strive announced that its board of directors declared a cash dividend of $1.0833 per share of SATA Stock, which represents a per annum dividend rate of 13.00% on the SATA Stock. Payment will be made on June 15, 2026 to stockholders of record of SATA Stock at the close of business on June 1, 2026 in accordance with the terms of the Original Certificate of Designation.

Payment date	Record date	Dividend
June 15, 2026	June 01, 2026	$1.0833
Strive also announced that its board of directors declared daily cash dividends of $0.0542 per share of SATA Stock for each business day for the period from June 16, 2026 through June 30, 2026, as listed in the table below (10 business days in the aggregate), which represents a per annum dividend rate of 13.00% on the SATA Stock. Daily payments will be made to stockholders of record of SATA Stock at the close of business on the immediately preceding business day.

Payment date	Record date	Dividend
June 16, 2026	June 15, 2026	$0.0542

June 17, 2026	June 16, 2026	$0.0542
June 18, 2026	June 17, 2026	$0.0542
June 22, 2026	June 18, 2026	$0.0542
June 23, 2026	June 22, 2026	$0.0542
June 24, 2026	June 23, 2026	$0.0542
June 25, 2026	June 24, 2026	$0.0542
June 26, 2026	June 25, 2026	$0.0542
June 29, 2026	June 26, 2026	$0.0542
June 30, 2026	June 29, 2026	$0.0542
ROC Dividend Guidance
From a U.S. federal income tax perspective, to the extent distributions on the SATA Stock are not treated as being made out of the Company's accumulated or current earnings and profits, they will be treated generally as tax-deferred recovery of capital to the extent of the investor’s tax basis (in the case of a U.S. investor) and will be treated as exempt from U.S. dividend withholding tax (in the case of a non-U.S. investor). The Company does not have any accumulated earnings and profits, and does not expect to generate current earnings and profits in the current year or the foreseeable future.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements herein and in the press release attached hereto may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, express or implied statements regarding the outlook and expectations of Strive and its subsidiaries, the strategic benefits and financial benefits of the merger transaction with Semler Scientific, Inc. (the "merger transaction"), including the expected impact of the merger transaction on Strive's future financial performance and the ability to successfully integrate the combined businesses, and Strive’s intentions with respect to adjusting the SATA Stock monthly regular dividend rate per annum. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive and its management team about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:
•the outcome of any legal proceedings that may be instituted against Strive or its subsidiaries;
•the possibility that the anticipated benefits of the merger transaction are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;
•the diversion of management’s attention from ongoing business operations and opportunities;
•dilution caused by Strive’s issuance of additional shares of its Class A common stock or SATA Stock;
•potential adverse reactions of Strive’s clients and customers or changes to business or employee relationships, including those resulting from the completion of the merger transaction;
•other factors that may affect future results of Strive or the future trading performance of its Class A common stock or SATA Stock.
These factors are not necessarily all of the factors that could cause Strive’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s results.
Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s

Annual Report on Form 10-K, for the fiscal year ended December 31, 2025, and other documents subsequently filed by Strive with the SEC.
The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained herein and in the press release attached hereto speak only as of the date hereof, and Strive undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press release, dated May 14, 2026, regarding the Company’s financial results for the quarter ended March 31, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strive, Inc.

Date:	May 14, 2026	By:	/s/ Matthew Cole
Matthew Cole
Chief Executive Officer